                                                                    EXHIBIT 23.1





                         Consent of Independent Auditors



We agree to the inclusion in this Form 10-KSB of our report, dated January 12, 2001, on our audit of the consolidated financial statements of Big Lake Financial Corporation and Subsidiary.




/s/ STEVENS, POWELL & COMPANY, P. A.
STEVENS, POWELL & COMPANY, P. A.
Jacksonville, Florida
February 21, 2001